INCOME TAX	12 Months Ended
Dec. 31, 2024
INCOME TAX
INCOME TAX

14.INCOME TAX

Cayman Islands

The Company was incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, no Cayman Islands withholding tax will be imposed upon payments of dividends to shareholders.

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, the Group’s subsidiaries in Hong Kong are subject to 16.5% Hong Kong profit tax on taxable income generated from operations in Hong Kong. Additionally, payments of dividends by subsidiaries incorporated in Hong Kong to the Company are not subject to any Hong Kong withholding tax.

Mainland China

Under the PRC Enterprise Income Tax Law (the “EIT Law”), domestic enterprises and foreign invested enterprises are subject to a uniform enterprise income tax rate of 25%. In accordance with the implementation rules of the EIT Law, a qualified High and New Technology Enterprise (“HNTE”) is eligible for a preferential tax rate of 15%. The HNTE certificate is effective for a period of three years and could be re-applied when the prior certificate expires. Huapin is qualified as a HNTE and enjoys a preferential income tax rate of 15% for the years presented.

According to relevant laws and regulations promulgated by the State Taxation Administration (“STA”) of the PRC effective from 2018 onwards, enterprises engaging in research and development activities are entitled to claim 175% of their qualified research and development expenses incurred as tax deductible expenses(“Super R&D Deduction”) when determining their assessable profits for the year. Pursuant to the announcement issued by the STA of the PRC and other government authorities in September 2022, the Super R&D Deduction rate increased to 200% for the period from October 1, 2022 to December 31, 2022. In March 2023, the STA of the PRC further announced that the 200% Super R&D Deduction rate would continue to be applied from January 1, 2023. Additionally, HNTEs are entitled to claim 200% of the purchase of equipment and appliances made during the period from October 1, 2022 to December 31, 2022 as tax deductible expenses for the year ended December 31, 2022.

14.INCOME TAX (CONTINUED)

Components of income/(loss) before income tax are as follows:

	For the year ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
	(In thousands)
Income from Chinese mainland operations	125,529	809,506	1,616,998
(Loss)/Income from non-Chinese mainland operations	(8,533)	412,283	215,662
Total	116,996	1,221,789	1,832,660

Components of income tax expenses are as follows:

	For the year ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
	(In thousands)
Current income tax expenses	427	108,488	257,096
Deferred income tax expenses	9,324	14,083	8,538
Total	9,751	122,571	265,634

The following table sets forth a reconciliation between the PRC statutory income tax rate of 25% and the Group’s effective tax rate:

	For the year ended December 31,
	2022	2023	2024
PRC statutory income tax rate	25.00%	25.00%	25.00%
Effect of tax-exempt entities and tax rates in different jurisdictions	(21.95)%	(5.72)%	(1.74)%
Effect of PRC preferential tax rates	(10.43)%	(7.72)%	(8.67)%
Effect of permanent difference*	(11.00)%	0.36%	1.77%
Changes in valuation allowance	16.63%	(2.40)%	(3.33)%
Others	10.08%	0.51%	1.46%
Effective tax rate	8.33%	10.03%	14.49%
*

The effect of permanent difference for the year ended December 31, 2022 was primarily related to additional tax deductions for qualified research and development expenses and newly purchased equipment, partially offset by non-deductible share-based compensation expenses.

14.INCOME TAX (CONTINUED)

The following table sets forth the significant components of deferred tax assets and liabilities:

	As of December 31,
	2023	2024
	RMB	RMB
	(In thousands)
Deferred tax assets
Deductible advertising expenses	225,344	144,192
Net operating loss carry-forwards	99,606	137,310
Others	77	194
Total deferred tax assets	325,027	281,696
Less: valuation allowance	(325,027)	(281,696)
Deferred tax assets, net of valuation allowance	—	—
Deferred tax liabilities
Accelerated tax depreciation	(19,122)	(25,688)
Unrealized gains from investments	(7,740)	(7,613)
Identifiable intangible assets arising from business acquisition	(1,563)	(1,150)
Total deferred tax liabilities	(28,425)	(34,451)
Deferred tax liabilities, net of deferred tax assets	(28,425)	(34,451)

As of December 31, 2024, the Group had accumulated tax losses of approximately RMB629.3 million, mainly derived from certain entities incorporated in the Chinese mainland and Hong Kong. The tax losses in PRC can be carried forward for five years to offset future taxable profit, and the period is extended to 10 years for entities qualified as HNTEs. The tax losses in Hong Kong can be carried forward with no expiration date.

Valuation allowance is recognized against deferred tax assets based on a more-likely-than-not threshold. In making such determination, the Group evaluates a variety of factors including future reversals of existing taxable temporary differences and future profitability. A full valuation allowance was recognized against deferred tax assets that arose from deductible advertising expenses as there was no positive evidence to conclude that the benefit of such deferred tax assets would be more-likely-than-not to be realized in the foreseeable future. And deferred tax assets arising from net operating loss carry-forwards were also provided for full valuation allowance because the consolidated entities that have net operating loss carry-forwards were expected to continue to be loss-making in the foreseeable future.

Movements of valuation allowance are as follows:

	For the year ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
	(In thousands)
Balance at beginning of the year	334,848	354,306	325,027
Change of valuation allowance	19,458	(29,279)	(43,331)
Balance at end of the year	354,306	325,027	281,696